Exhibit 10(x)


                                                                EXECUTION COPY

                ALTAMIRA TRUST AGREEMENT AND DECLARATION OF TRUST

           AGREEMENT AND DECLARATION OF TRUST, dated as of October 1, 2002, by and among Guilford Mills, Inc., a Delaware corporation ("Guilford"), and Wilmington Trust Company, a Delaware State Chartered Bank, as trustee (the "Trustee").

           WHEREAS, Guilford, and certain of its subsidiaries, have filed, in the United States Bankruptcy Court for the Southern District of New York, a bankruptcy reorganization plan under Title 11 of the United States Code (Case No. 02-40667 (BRL)) (the "Plan");

           WHEREAS, the Plan provides for the creation of this trust (the Trust), the issuance of the Notes to the Secured Lenders (in such capacity, the "Noteholders") and the repayment of the Notes in partial satisfaction of Guilford's outstanding debt to the Secured Lenders;

           WHEREAS, pursuant to Section 7.4 of the Plan, Guilford is to grant, assign, transfer, convey and deliver to the Trust, on behalf of and for the benefit of the Beneficiary, control of, and all of Guilford's right, title and interest in and to the proceeds from Trust Assets (as defined below);

           WHEREAS, on September 20, 2002 the Bankruptcy Court entered the Confirmation Order (the "Confirmation Order");

           WHEREAS, Guilford, after consulting with its professional advisors, has determined to create the Trust to coordinate the sale of the Trust Assets, the payment of the Notes to the Noteholders and the distribution of the Excess Trust Assets to Reorganized GMI (the "Beneficiary") in accordance with the Plan; and

           NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                              NAME AND DEFINITIONS

SECTION 1.1          NAME.  This trust shall be known as the Altamira Trust.

SECTION 1.2          CERTAIN TERMS DEFINED.

                     (a) For all purposes of this Agreement, unless the context otherwise requires:

                     "Collateral Agency Agreement" means that collateral agency agreement dated as of October 1, 2002, by and among the Trust, the Noteholders and Wachovia Bank, National Association.

                     "Collateral Agent" shall mean the person appointed by the Beneficiary to sign the Collateral Documents pursuant to the Collateral Agency Agreement.

                     "Collateral Documents" means the Security and Pledge Agreement between the Trust, the Collateral Agent and the Altamira Trust, granting a security interest in the Trust Assets for the benefit of the Noteholders.

                     "Effective Date" shall mean October 1, 2002.


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                     "Excess Trust Assets " shall mean the Trust Assets that
remain in the Trust after payment in full of the Notes.

                     "Net Cash Proceeds" from a disposition of Trust Assets means cash payments received including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise and proceeds from the sale or other disposition of any securities received as consideration, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring person of indebtedness or other obligations relating to the properties or assets that are the subject of such disposition or received in any other noncash form therefrom, in each case net of:

                                 (i) all legal, accounting, investment banking,
                      title and recording tax expenses, commissions and other fees, taxes and expenses incurred, as a consequence of such disposition;

                                 (ii) all payments made with respect to any
                      indebtedness (other than the Notes) which is secured by any assets subject to such disposition, in accordance with the terms of any lien upon or other security agreement of any lien with respect to such assets, or which must (x) by its terms, (y) in order to obtain a necessary consent to such disposition, or (z) by applicable law be repaid out of the proceeds from such disposition; and

                                 (iii) the deduction of appropriate amounts (as
                      determined by the Trustee) to be provided by the Trust as a reserve against any liabilities associated with the property or other assets disposed of in such disposition and retained by the Trust after such disposition.

                     "Note" shall mean a promissory note in substantially the form of Exhibit A hereto issued by this Trust pursuant to Section 5.4(a) to a Noteholder, in the initial principal amount set forth for such Noteholder on Schedule B hereto and bearing interest at a rate of 10% per annum.

                     "Requisite Noteholders" shall mean the holders of Notes representing more than 50% of the aggregate principal amount of the Notes outstanding at such time.

                     "Statutory Trust Act" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq. as the same may be amended or supplemented from time to time.

                     "Trust" shall mean the Trust created hereby.

                     "Trust Assets" shall mean all of the property held from time to time by the Trust under this Agreement, which initially shall consist of the assets described on Schedule A hereto, granted, assigned and conveyed to the Trust by Guilford pursuant to the Plan, and in addition, shall thereafter include any and all dividends, income, proceeds and other receipts of, from, or attributable to any assets held by the Trust, less any of the foregoing utilized by the Trustee to pay expenses of the Trust, pay the Notes, and satisfy other liabilities of the Trust.

                     (b) Capitalized terms used and not defined herein, shall, when used herein (including in the recitals hereto), have the meanings ascribed to such terms in the Plan.

SECTION 1.3 MEANINGS OF OTHER TERMS. Except where the context otherwise requires, words importing the masculine gender include the feminine and the neuter, if appropriate, words importing the singular number shall include the plural number and vice versa and words importing persons shall include firms,


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associations, corporations and other entities. Except as otherwise provided, all references herein to Articles, Sections and other subdivisions, refer to the corresponding Articles, Sections and other subdivisions of this Agreement, and the words herein and words of similar import refer to this Agreement as a whole and not to any particular Article, Section or subdivisions of this Agreement.

SECTION 1.4 CONFLICTS WITH PLAN. In the event of any conflict or ambiguity between this Agreement and the Plan, the Trustee shall, as soon as practicable amend this Agreement to reflect the terms of the Plan; provided that, notwithstanding anything to the contrary in this Agreement, with respect to
Section 3.1 and Articles 6, 7 and 8, in the event of any such conflict, the terms of this Agreement shall prevail.

                                  ARTICLE II.

                               NATURE OF TRANSFER

SECTION 2.1 GRANT. Guilford hereby grants, delivers, releases, assigns and conveys to the Trust or shall cause its subsidiaries to grant, deliver, release, assign or convey to the Trust for the benefit of the Beneficiary and, in their capacity as creditors of the Trust, the Noteholders, all of Guilford's right, title and interest in and to the Trust Assets for the uses and purposes stated herein, subject to the terms and provisions set out below, and the Trustee hereby agrees to hold and manage the Trust Assets in trust, subject to the following terms and provisions. The Trust shall receive, and the Trust and the Trustee shall be responsible for, only such rights, title and interest in such Trust Assets as are actually transferred to the Trust and the proceeds thereof.

SECTION 2.2 PURPOSE OF TRUST. The Trust is organized for the sole purpose of liquidating the Trust Assets, issuing the Notes and paying the Notes with the proceeds of the Trust Assets each in accordance with the terms hereof with no objective to continue or engage in the conduct of any trade or business.

SECTION 2.3 TAX TREATMENT OF TRUST. For federal income tax purposes, the Trust shall be treated as a "grantor trust" of which the Beneficiary is the grantor. The Trustee will comply with the provisions of Treasury Regulation Section 1.671-4. Except as otherwise expressly provided herein, neither the Trustee nor any agent of the Trustee makes any representation as to the value or condition of any Trust Assets or with respect to the federal income tax treatment of the Trust, the Notes or the Beneficiary.

SECTION 2.4 INSTRUMENTS OF FURTHER ASSURANCE. Guilford, the Trustee, the Beneficiary and the Noteholders shall, upon the reasonable request of the Trustee, execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or proper to carry out effectively the purpose of this Agreement.

SECTION 2.5 INCIDENTS OF OWNERSHIP. The Beneficiary shall be the Beneficiary of the trust created by this Agreement and the Trust shall retain only such incidents of ownership as are necessary to undertake the actions and transactions authorized herein.

SECTION 2.6 PAYMENT OF LIABILITIES. To the fullest extent permitted by applicable law and subject to the terms of the Plan and Confirmation Order, the Trust shall be solely responsible for, and shall assume, pay and discharge all liabilities, obligations or Liens attributable to the Trust Assets, including environmental liabilities and any federal, state or local taxes, from the liquidated proceeds of the Trust Assets. The Trustee shall use the Trust Assets to pay or otherwise discharge all liabilities of the Trust arising from the ownership of the Trust Assets and the operation of the Trust in accordance with the terms hereof; but in no event shall the Trustee be personally liable, nor shall resort be had to the private property of the Trustee, in the event that


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the Trust Assets are not sufficient to satisfy, discharge or otherwise resolve the liabilities of the Trust.

SECTION 2.7 WAIVER OF CONFLICT. The Beneficiary, on behalf of itself, its heirs, executors, administrators, successors and assigns, waives any right it may have to object on conflict of interest grounds to the responsibilities and obligations of the Trust and the Trustee to the Noteholders with respect to this Agreement and the Notes, whether set forth herein or therein or required by law.

                                   ARTICLE III.

                                   BENEFICIARY

SECTION 3.1 RIGHTS OF BENEFICIARY.

                     (a) The Beneficiary shall only be entitled to participation in the rights and benefits due to the Beneficiary hereunder.

                     (b) The Beneficiary shall take and hold such rights and benefits subject to all the terms and provisions of this Agreement. The interest of the Beneficiary is and shall be in all respects personal property.

                     (c) Upon the merger, consolidation or other similar transaction involving the Beneficiary, the Beneficiary's interest shall be transferred by operation of law and such transaction shall in no way terminate or affect the validity of this Agreement.

                     (d) Except as expressly provided hereunder, the Beneficiary shall have no legal title to, right to, possession of, management of or control of the Trust Assets.

                     (e) No bankruptcy trustee, receiver or similar person of the Beneficiary shall have any right, statutory or otherwise (including any right of dower, homestead or inheritance, or of partition, as applicable), in any property whatever forming a part of the Trust Assets, but the whole title to all the Trust Assets shall be vested in the Trust and the sole interest of the Beneficiary shall be the rights and benefits given to such persons under this Agreement.

                     (f) The Beneficiary shall be entitled to grant to any creditors of the Beneficiary a security interest in all of its right, title and interest hereunder; provided that each such creditor agrees in writing to abide by the provisions of this Agreement should that creditor be entitled to the rights and benefits of the Beneficiary hereunder. Except as provided in Section 3.1(c) and this Section 3.1(f), the Beneficiary may not transfer its interest.

                     (g) If a conflicting claim or demand is asserted with respect to all or any part of the beneficial ownership of any interest of the Beneficiary in the Trust Assets ("Beneficial Interest"), or if there is a disagreement between the transferees, distributees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of a Beneficiary resulting in conflicting claims or demands being made in connection with such Beneficial Interest, then, in any such event and notwithstanding any other provision of this Agreement, the Trustee shall be entitled, in its sole discretion, to refuse to comply with any such conflicting claim or demand and the Trustee may elect to make no payment or distribution with respect to such Beneficial Interest, or to make such payment to a court of competent jurisdiction or an escrow agent selected by the Trustee, and in so doing, the Trustee shall not be or become liable to any of such parties for their failure or refusal to comply with any of such conflicting claims or demands, nor shall the Trustee be liable for interest on any funds which it may so withhold. The


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Trustee shall be entitled in its sole discretion to refrain and refuse to act until: (i) the rights of the adverse claimants have been adjudicated by a final, non-appealable judgment of a court of competent jurisdiction; (ii) all differences have been resolved by the valid written agreement of all such parties, and the Trustee shall have been furnished with an executed counterpart of such agreement; or (iii) there is furnished to the Trustee a surety bond or other security satisfactory to the Trustee, as it shall deem appropriate, to fully indemnify it as between all conflicting claims or demands.


                                  ARTICLE IV.

                       DURATION AND TERMINATION OF TRUST

SECTION 4.1 DURATION.

                     (a) This Trust shall dissolve no later than the fifth (5th) anniversary of the Effective Date; provided, however, that, within a period of six (6) months prior to such date, the bankruptcy court, upon motion by a party in interest, may extend the term of the Trust if it is necessary to facilitate or complete the liquidation of the Trust Assets. Multiple fixed-term extensions can be obtained if the need arises and the relevant procedural requirements are satisfied. Notwithstanding the foregoing, the aggregate of all such extensions shall not exceed three (3) years. The Trust shall dissolve earlier (i) if required by applicable law, (ii) if dissolved by the action of the Beneficiary as provided herein, or (iii) upon the distribution of all the Trust Assets as provided herein.

                     (b) The Trust shall dissolve earlier than the date provided for by clause (a) above (i) if required by applicable law, (ii) if dissolved by the action of the Beneficiary as provided in Section 4.2, or (iii) upon the distribution of all the Trust Assets as provided in Section 5.5. The date that the Trust dissolves shall be referred to herein as the "Dissolution Date" The Trust Assets must be distributed as provided in Section 5.5 prior to any dissolution.

                     (c) Upon completion of winding up of the Trust, including the payment or the making reasonable provision for payment of all obligations of the Trust in accordance with Section 3808(e) of the Statutory Trust Act, the Trustee shall file a certificate of cancellation with the Office of the Secretary of State of the State of Delaware in accordance with Section 3810 of the Statutory Trust Act, at which time the Trust and this Agreement shall terminate. Guilford shall act as the liquidator of the Trust and shall be responsible for directing the Trustee to take all required actions in connection with winding up the Trust.

SECTION 4.2 DISSOLUTION BY BENEFICIARY. Prior to the repayment in full of all amounts owing in respect of the Notes, the Trust may not be dissolved by the Beneficiary. Following repayment in full of all amounts owing in respect of the Notes, the Trust may be dissolved at any time by the Beneficiary at the Beneficiary's sole discretion.

SECTION 4.3 CONTINUANCE OF TRUST FOR WINDING UP; SURVIVAL. After the dissolution of the Trust and solely for the purpose of liquidating and winding up the affairs of the Trust, the Trustee shall continue to act as such until its duties have been fully performed. Upon distribution of the entire Trust Assets, the Trustee shall provide for the retention of the books, records and files which shall have been delivered to or created by the Trustee. At the Trustee's discretion, all of such records and documents may be destroyed at any time after seven years from the distribution of the entire Trust Assets. Except as otherwise specifically provided herein, upon the distribution of the entire Trust Assets, the Trustee shall have no further duties or obligations hereunder except to account to the Beneficiary one time as provided in Section 5.6 hereof.


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Notwithstanding anything to the contrary in this Agreement, Section 7.4 and
Article 8 shall survive the termination of the Trust.

                                   ARTICLE V.

                        ADMINISTRATION OF TRUST ASSETS

SECTION 5.1 GENERAL. The Trustee will make efforts to dispose of the Trust Assets as and when requested by the Beneficiary, and will make timely distributions, including making payments on the Notes, and not unduly prolong the duration of the Trust consistent with the terms of this Agreement.

SECTION 5.2 TRUST ACCOUNT; SALE OF TRUST ASSETS.

                     (a) The Trustee shall credit the Trust Assets to one or more segregated accounts established on the books of the Trustee (each an "ACCOUNT"), as the Trustee may in its sole discretion deem useful or appropriate, and shall invest moneys in the Accounts as provided in Section 6.2 hereof.

                     (b) The Trustee may, at such times as the Beneficiary may direct, subject to clause (c) below, transfer, assign, or otherwise dispose of all or any part of the Trust Assets as it deems appropriate; provided, however, that such disposition is consistent with the purposes of the Trust as set forth in Section 2.2; provided further, that the Trustee shall not be required to diversify the Trust Assets, and shall incur no personal liability whatsoever in tort, contract, or otherwise, due to any such lack of diversification of the Trust Assets.

                     (c) Concurrently with the transfer, assignment or other disposition of Trust Assets, the Trustee shall provide written notice thereof to the Beneficiary and the Noteholders specifying the Trust Assets to be transferred, assigned or otherwise disposed, the consideration to be received and other material terms of the transaction. Any transfer, assignment or other disposition, or series of related transfers, assignments or other disposition, of Trust Assets must be approved by the Beneficiary, such approval not to be unreasonably withheld.

SECTION 5.3 PAYMENT OF CLAIMS, EXPENSES, LIABILITIES AND NOTES. The Trustee shall pay from the Trust Assets all claims, expenses, charges, liabilities and obligations arising in connection with the Trust Assets, including all claims, expenses, charges, liabilities and obligations (including, but not limited to, the Notes, as provided below) of the Trust and the Trustee (including amounts due pursuant to Article 8), or arising out of the execution or administration of this Trust, as well as such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Assets by the Trustee; but in no event shall the Trustee be personally liable, nor shall resort be had to the private property of the Trustee, in the event that the Trust Assets are not sufficient to satisfy, discharge or otherwise resolve the liabilities of the Trust.

SECTION 5.4 ISSUANCE AND PAYMENT OF NOTES.

                     (a) On or promptly after the Effective Date the Trust shall issue to each Noteholder a Note in the principal amount set forth opposite such Noteholder's name on Schedule B hereto.

                     (b) The Trustee shall pay from the Trust Assets, after payments pursuant to Section 5.3, all amounts due and payable in connection with the Notes; but in no event shall the Trustee be personally liable, nor shall resort be had to the private property of the Trustee, in the event that the Trust Assets are not sufficient to satisfy, discharge or otherwise pay any or all amounts due and payable in connection with the Notes.


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                     (c) The Net Cash Proceeds of each transfer, assignment or
other disposition of the Trust Assets or any portion thereof (together with the income, if any, from the investment thereof), in excess of the amount of any appropriate reserves (in addition to those reserves taken pursuant to the determination of Net Cash Proceeds) determined by the Trustee to be necessary for the administration of this Trust, including to provide for the payment of Administrative Expenses and other obligations of the Trust, and held pursuant to
Section 6.1 hereof ("Permitted Reserves") shall be applied by the Trustee to prepay the Notes in accordance with the terms thereof; provided, however, that
(x) except as set forth in the following clause (y) of this Section 5.4, no such payment need be made by the Trustee until the aggregate undistributed amount of such Net Cash Proceeds (and income, if any, thereon) in excess of such Permitted Reserves shall exceed $300,000, and (y) notwithstanding the preceding clause (x) of this Section 5.4, such payment shall be made by the Trustee of the Net Cash Proceeds (and income, if any, thereon) in excess of Permitted Reserves at least annually. All such payments of the Notes shall be made pro rata to each Note in accordance with the then principal amount of all Notes. Upon each accumulation of $300,000 of Net Cash Proceeds in excess of Permitted Reserves, in the event of payment to be made pursuant to clause (x) of this Section 5.4, the Trustee shall, within five (5) business days, give the Beneficiary and the Noteholders notice of and effect the payment of the Notes in accordance with such wire instructions as the Noteholders shall have provided to the Trustee.

SECTION 5.5 FINAL DISTRIBUTION. After payment in full of the Notes, if the Trustee determines that all claims, debts, liabilities, and obligations of the Trust have been paid or discharged, or if the existence of the Trust shall terminate pursuant to Article 4, the Trustee shall distribute the Trust assets to the Beneficiary.

SECTION 5.6 REPORTS OF TRUSTEE.

                     (a) As soon as practicable after the end of each fiscal year of the Trust and each fiscal quarter thereof and one time only after termination of the Trust, the Trustee shall submit a written report and account to the Noteholders and the Beneficiary showing (i) the assets and liabilities of the Trust at the end of such fiscal year, such fiscal quarter or upon termination and the receipts and disbursements of the Trustee for such fiscal year, fiscal quarter or period, which in the case of reports and accounts for a fiscal year and after termination of the Trust, shall be certified by independent public accounts, (ii) any changes in the Trust Assets which it has not previously reported, and (iii) any action taken by the Trustee in the performance of its duties under this Agreement which it has not previously reported and which, in its sole discretion, materially affects the Trust Assets.

                     (b) The approval of the Beneficiary of any report or account shall not be required, and subject to Article VI hereof, the Trustee's determinations as to all matters and transactions disclosed in such reports shall be final and binding upon all persons, whether in being or not, who may then be, or thereafter become, interested in the Trust Assets.

SECTION 5.7 FISCAL YEAR. The fiscal year of the Trust shall end on the Sunday closest to September 30 of each year unless the Trustee deems it advisable to establish some other date as the date on which the fiscal year of the Trust shall end.

                                  ARTICLE VI.

                    POWERS OF AND LIMITATIONS ON THE TRUSTEE

SECTION 6.1 LIMITATIONS ON TRUSTEE. The Trustee shall be restricted to the holding and collection of the Trust Assets and the liquidation of the Trust Assets and, the payment and distribution of the Net Cash Proceeds for the purposes set forth in this Agreement, and the conservation and protection of the Trust Assets and the administration thereof in accordance with the provisions of


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this Agreement. The Trustee shall not at any time, on behalf of the Trust or the
Beneficiary, enter into or engage in any trade or business, and no part of the Trust Assets shall be used or disposed of by the Trustee in furtherance of any trade or business.

SECTION 6.2 INVESTMENTS BY TRUSTEE. The Trustee shall invest the moneys received by the Trust or otherwise held in the Trust Assets in (a) short-term certificates of deposit or money market accounts maintained by or issued by domestic banks having in excess of $1 billion in capital and surplus and one of the two highest ratings given by both Moody's and Standard & Poors, (b) insured demand deposit accounts or certificates of deposit maintained by or issued by any savings institution or commercial bank insured by the United States government or any agency thereof and (iii) short-term marketable direct obligations of, or guaranteed as to principal and interest by, the United States government or any agency thereof; provided, however, that the maturities of any of the foregoing shall not exceed 30 days.

SECTION 6.3 SPECIFIC POWERS OF TRUSTEE. Subject to the limitations set out in this Agreement and the provisions of the Plan, the Trustee shall have, in addition to any powers conferred upon him by any other Section or provision of this Agreement or applicable law, the power to take any and all actions as, in the sole discretion of the Trustee, are necessary or advisable to effectuate the purpose of the Trust, including the following specific powers:

                     (a) to retain all or any assets constituting all or part of the Trust Assets, to hold legal title to the property of the Trust in the name of the Trust, to invest or reinvest funds of the Trust only as provided in
Section 6.2 of this Agreement and to cause such investments of any part to be registered and held in its name, as Trustee, or in the names of nominees;

                     (b) to issue and deliver to the Noteholders the Notes in an aggregate principal amount equal to $22,000,0000 which Notes shall bear interest at 10% per annum and to make payments on the Notes as provided for therein, subject to the provisions of this Agreement including Section 5.4;

                     (c) subject to Section 5.2(b), to collect, enforce, liquidate or otherwise convert into cash, or such other property as the Trustee deems appropriate, all property, assets and rights in the Trust Assets, and to pay, discharge, and satisfy all liabilities and obligations existing with respect to the Trust Assets, the Trust, or the Trustee (arising in respect of the Trust or Trust Assets);

                     (d) to retain and employ such agents and professionals and to confer upon them such authority as the Trustee may deem expedient to carry out its duties hereunder and to pay reasonable compensation therefor from the Trust Assets;

                     (e) to cancel, terminate, or amend any instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Trust Assets, and to execute new instruments, contracts, agreements, obligations, or causes of action notwithstanding that the terms of any such instruments, contracts, agreements, obligations, or causes of action may extend beyond the terms of this Trust, provided that no such instrument, contract, agreement, obligation, or cause of action shall permit the Trustee to engage in any activity prohibited by this Agreement;

                     (f) to vote by proxy or otherwise on behalf of the Beneficiary and with full power of substitution all shares of stock and all other securities held by the Trust hereunder and to exercise every power, election, discretion, option and subscription or other right and give every notice, make every demand, and to do every other act or thing in respect of any shares of stock or any other securities held by the Trust which the Trust might or could do if it were the absolute owner thereof;


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                     (g) in the event any of the Trust Assets are situated in
any state or other jurisdiction in which the Trustee is not qualified to act as Trustee, to nominate and appoint an individual or corporate trustee qualified to act in such state or other jurisdiction in connection with the property situated in that state or other jurisdiction as a trustee of such property and require from such trustee such security as may be designated by the Trustee. The trustee so appointed shall have all the rights, powers, privileges and duties and shall be subject to the conditions and limitations of this Trust, except as modified or limited by the Trustee and except where the same may be modified by the laws of such state or other jurisdiction (in which case, the laws of the state or other jurisdiction in which such trustee is acting shall prevail to the extent necessary). Such trustee shall be answerable to the Trustee herein appointed for all monies, assets and other property which may be received by it in connection with the administration of such property. The Trustee hereunder may remove such trustee, with or without cause, and appoint a successor trustee at any time by the execution by the Trustee of a written instrument declaring such trustee removed from office, and specifying the effective date and time of removal; and

                     (h) to perform any other act authorized, permitted or required by the Plan or by this Agreement, consistent with the purpose of this Agreement, whether in the nature of an approval, consent, demand, notice or otherwise, including acts or things reasonably necessary and appropriate to realize the transactions contemplated by this Agreement including, but not limited to, maintenance of the Trust Assets, conversion of the Trust Assets into cash, satisfaction of the Trust's obligations in respect of the Notes and distribution of the Excess Trust Assets to the Beneficiary unless such act would require the written consent of the Noteholders.

                     (i) subject to Section 5.2(c), to determine the time and manner and nature and amount of the consideration to be received with respect to the sale or other disposition of the Trust Assets;

                     (j) in accordance with Section 6.1, to retain and set aside such funds out of the Trust Assets as the Trustee shall deem necessary or expedient to pay, or provide for the payment of: (i) the Notes; (ii) obligations of the Trust (including under any Collateral Document); and (iii) the Administrative Expenses;

                     (k) to do and perform any and all acts necessary and appropriate and permissible under applicable law, for the conservation and protection of the Trust Assets, including acts or things reasonably necessary and appropriate to maintain assets held by the Trust pending disposition thereof or distribution thereto to the Beneficiary;

                     (l) to institute or defend actions or declaratory judgments or other actions and to take such other action, in the name of the Trust, or as otherwise required, as the Trustee may deem necessary or appropriate to enforce the rights vested in the Trust to the Trust Assets and to enforce any instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Trust Assets;

                     (m) to determine conclusively from time to time the value of and to revalue the securities and other property of the Trust, in accordance with independent appraisals or other information as the Trustee deems necessary;

                     (n) in connection with the sale or other distribution or disposition of any securities held by the Trust, to comply with applicable Federal and state securities laws, and to enter into agreements relating to the sale or other disposition or distribution thereof;

                     (o) to contract for and to borrow money in such amounts as the Trustee deems advisable for any trust purpose (including protecting or conserving any portion of the Trust Assets) and, in connection therewith, to


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draw, make, accept, endorse, execute, issue and deliver promissory notes, drafts and other negotiable or transferable instruments and evidence of indebtedness and all renewals or extensions of same, provided that if the Trustee deems it advisable to contract for or to borrow money, the Trustee must obtain prior written approval from Beneficiary.

                     (p) to authorize transactions between corporations or other entities held by the Trust as part of the Trust Assets; and

                     (q) to pay to the Collateral Agent the amount of any and all reasonable expenses (as to which invoices have been furnished), including the reasonable fees and disbursements of its counsel and any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of the Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by the Trust to perform or observe any of the provisions hereof.

                     (r) to grant or consent to licenses, easements, and consents for roads, rights-of-way, power lines, telephone lines, pipe lines, boundary line agreements, and similar uses and to grant other usage rights, on or with respect to the Trust Assets, whether or not the term thereof may extend beyond the duration of this Trust, provided that such grants or consents are effected for the purpose of liquidating the Trust Assets and with no objective to continue or engage in the conduct of a trade or business.


                                  ARTICLE VII.

                CONCERNING THE TRUSTEE, BENEFICIARY, AND AGENTS

SECTION 7.1 GENERALLY. The Trustee accepts and undertakes to discharge the trusts created by this Agreement upon the terms and conditions hereof. The Trustee shall exercise such of the rights and powers vested in it by this Agreement. No provisions of this Agreement shall be construed to relieve the Trustee from liability for its own gross negligence or willful misconduct, except that:

                     (a) the Trustee shall not be liable for any action taken in good faith in reliance upon the advice of professionals;

                     (b) the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee;

                     (c) the Trustee shall not be liable for any error of judgment made in good faith;

                     (d) neither the Trust nor the Trustee shall be required to diversify the Trust Assets, and the Trustee shall not incur any personal liability whatsoever, in tort, contract, or otherwise, due to any such lack of diversification of the Trust Assets;

                     (e) the Trustee shall not be responsible for the acts or omissions of any trustee appointed under Section 6.3 if done or omitted without its knowledge or consent unless it shall be proved that the Trustee was grossly negligent in the performance of its duties hereunder;

                     (f) no successor Trustee shall be in any way responsible for the acts or omissions of any predecessor Trustee in office prior to the date on which such successor becomes a Trustee;

                     (g) in the absence of bad faith, a Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which are specifically required to be furnished to the Trustee by any provision hereof, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement;

                     (h) the Trustee will not be liable as such to Guilford, the Trust or the Beneficiary for any action the Trustee takes or omits to take as a Trustee if, in connection with such action or omission, the Trustee performed the duties of the position in accordance with this Section 7.1 and the other terms and conditions contained herein; and

                     (i) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, unless it receives indemnity satisfactory to it against any risk, loss, liability or expense. The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers provided, however, that the Trustee's conduct does not constitute willful misconduct or gross negligence.

SECTION 7.2 RELIANCE BY TRUSTEE. Except as otherwise provided in Section 7.1:

                     (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order or other paper or document reasonably believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

                     (b) the Trustee may consult with legal counsel, auditors or other experts to be selected by it, and pay the cost of such consultation from the Trust Assets, and the advice or opinion of such counsel, auditors or other experts shall be full and complete personal protection to the Trustee and agents of the Trust in respect of any action taken or suffered by it in good faith and in reliance on, or in accordance with, such advice or opinion.

                     (c) persons dealing with the Trust shall look only to the Trust Assets to satisfy any liability incurred by the Trust to such person in carrying out the terms of this Agreement, and the Trustee shall have no personal or individual obligation to satisfy any such liability.

                     (d) to the extent practicable, the Trustee shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement and to provide that neither the Beneficiary, the Trustee, nor their agents shall be liable thereunder, and that the other parties to such instrument shall look solely to the Trust Assets for the payment of any claim thereunder or the performance thereof; provided, however, that the omission of such provision from any such instrument shall not render the Beneficiary, the Trustee, or their agents liable, nor shall the Trustee be liable to anyone for such omission.

SECTION 7.3 LIABILITY TO THIRD PERSONS. The Beneficiary shall not be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Trust Assets or the affairs of the Trust, and no Trustee or agent of the Trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Trust Assets or the affairs of this Trust, except for its own willful misconduct, knowingly and intentionally committed in bad faith; and all such persons shall look solely to the Trust Assets for satisfaction of claims of any nature arising in connection with affairs of the Trust.

SECTION 7.4 INDEMNIFICATION OF TRUST. The Trustee and its employees and agents, and the Collateral Agent, and its employees and agents, shall be indemnified by and receive reimbursement from the Trust Assets against and from any and all loss, liability, damage or expense (including attorney's fees) that the Trustee or such employees or agents may incur or sustain, in good faith and without gross negligence or willful misconduct, in the exercise and performance of any of the powers and duties of the Trustee under this Agreement. The Trustee may receive advance payments in connection with indemnification under this Section, provided that prior to receiving any such advance, the Trustee shall first have given a written undertaking to repay any amount advanced to it and to reimburse the Trust in the event it is subsequently determined that it is not entitled to such indemnification. The rights accruing to the Trustee by reason of the foregoing shall not be deemed to exclude any other right to which it may legally be entitled, nor shall anything else contained herein restrict the right of the Trustee to contribution under applicable law. Neither the Trustee nor any successor shall be obligated to give any bond or surety for the performance of its duties, unless otherwise ordered by the Bankruptcy Court, and if so ordered, all costs and expenses of providing such bond or surety shall be paid or reimbursed from the Trust Assets.

SECTION 7.5 NONLIABILITY OF TRUSTEE FOR ACTS OF PREDECESSOR TRUSTEE OR OTHERS. Nothing contained in this Trust Agreement shall be deemed to be an assumption by the Trustee of any of the liabilities, obligations or duties of Guilford; and shall not be deemed to be or contain a covenant or agreement by the Trustee to assume or accept any such liability, obligation or duty. The Trustee and any successor Trustee may accept and rely upon any accounting made by or on behalf of any predecessor Trustee hereunder, and any statement or representation made as to the assets comprising the Trust Assets or as to any other fact bearing upon the prior administration of the Trust. A Trustee or successor Trustee shall not be liable for having accepted and relied upon such accounting, statement or representation if it is later proved to be incomplete, inaccurate or untrue. A Trustee or successor Trustee shall not be liable for any act or omission of any predecessor Trustee, nor have a duty to enforce any claims against any predecessor Trustee on account of any such act or omission.

SECTION 7.6 NO ENVIRONMENTAL LIABILITY. Notwithstanding anything to the contrary in this Agreement, (i) neither the Beneficiary nor the Trustee shall be considered a responsible party or an owner or operator of the Trust Assets pursuant to any federal, state, local or foreign statute, regulation, ordinance or similar provision having the force or effect of law, any judicial or administrative order or determination, or any common law concerning, relating to, or in any way arising out of public health and safety, worker health and safety, the environment, pollution, or the protection of the environment, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 9601, et seq. ("CERCLA"); the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss. 11001, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901, et seq.; the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. ss.ss. 136, et seq.; the Clean Air Act, 42 U.S.C. ss.ss. 7401 et seq.; the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. ss.ss. 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 1801, et seq.; as any of the above statutes have been or are amended, and all rules, regulations and policies promulgated pursuant to any of the foregoing statutes (collectively "Environmental Laws");
(ii) neither the Beneficiary nor the Trustee shall have any liability whatsoever under any Environmental Law with respect to the Trust Assets; (iii) any "indicia of ownership" (as defined under any Environmental Law) held by the Beneficiary or the Trustee with respect to the Trust Assets is held solely to "protect the security interest" of the Beneficiary in the Trust Assets and allow the Trustee to liquidate the Trust Assets, with no objective or authority to continue or engage in the conduct of a trade or business; (iv) neither the Beneficiary nor the Trustee have heretofore "participated in the management" of the Trust Assets within the meaning of any Environmental Law; and (v) neither the Beneficiary nor the Trustee have undertaken any act or omission that would give rise to or result in any liability to, respectively, such Beneficiary or the Trustee under any Environmental Law with respect to the Trust Assets.

SECTION 7.7 TRUST PROCEEDING. The Trustee, in connection with the exercise of its discretionary duties hereunder, or to preserve and protect the interests of Beneficiary in the Trust and the Noteholders in their capacity as the creditors of the Trust, shall be entitled to commence a proceeding and request judicial consideration, direction and other actions regarding all aspects of the administration and governance of the Trust, pursuant to applicable law, including any proceeding before the Bankruptcy Court to determine the interests of the Noteholders as creditors of the Trust.

                                 ARTICLE VIII.

                            COMPENSATION OF TRUSTEE

SECTION 8.1 AMOUNT OF COMPENSATION. The Trustee shall receive as compensation for services as Trustee hereunder such compensation as set forth on Schedule C hereto, as the same may subsequently be modified by the written agreement of the Trustee and the Beneficiary, with the consent of the Requisite Noteholders, such consent not to be unreasonably withheld.

SECTION 8.2 EXPENSES. The Trustee shall be reimbursed from the Trust Assets for all out-of-pocket expenses reasonably incurred by the Trustee or its employees or agents in the performance of their duties in accordance with this Agreement.

SECTION 8.3 LIEN OF TRUSTEE. The Trustee shall have a first lien on the Trust Assets for its reasonable compensation, charges, expenses and claims (including with respect to any Person acting for the Trustee pursuant to Section 5.2(e) or 5.2(g) and to reimburse any prior Trustee for any unpaid compensation, charges, expenses or indemnities hereunder.

                                  ARTICLE IX.

                         TRUSTEE AND SUCCESSOR TRUSTEE

SECTION 9.1 GENERALLY. The Trustee shall be a Person fulfilling the requirements of the Statutory Trust Act designated by Guilford and the Noteholders; provided that any such Person who is not an individual shall be authorized to act as a corporate fiduciary. If any corporate Trustee shall ever change its name or reorganize, reincorporate or merge with or into or consolidate with any other entity, such corporate Trustee shall be deemed to be a continuing entity and shall continue to act as a Trustee hereunder with the same liabilities, duties, powers, rights, titles, discretions and privileges as are herein specified for a Trustee.

SECTION 9.2 RESIGNATION AND REMOVAL. The Trustee may resign from the trust hereby created by giving at least 30 days prior written notice thereof to the Noteholders and the Beneficiary and may be removed upon at least 30 days written notice by the Beneficiary with the consent of the Requisite Noteholders. Notwithstanding any other provisions herein to the contrary, such resignation or removal shall become effective upon the appointment of such Trustee's successor and such successor's acceptance of such appointment. After resignation or removal, the Trustee shall nevertheless retain a lien upon the Trust Assets to secure all amounts then lawfully due to it under any provision of this Agreement.

SECTION 9.3 APPOINTMENT OF SUCCESSOR. In the event of the death, resignation, removal, incompetency (as reasonably determined by the Requisite Noteholders), bankruptcy or insolvency of the Trustee, a vacancy shall be deemed to exist and a successor shall promptly be appointed by the Beneficiary with the consent of the Requisite Noteholders, such consent not to be unreasonably withheld. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of a notice of resignation or removal, the resigning or removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. If the Trustee does not so petition and if no successor shall be appointed and take office within 60 days of the event in question, Requisite Noteholders may petition any court of competent jurisdiction for the appointment of a successor Trustee.

SECTION 9.4 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE.

                     (a) Any successor Trustee appointed hereunder shall execute an instrument accepting its appointment and shall deliver a copy thereof to each Noteholder, and to the departing Trustee. Thereupon such successor shall, without any further act, become vested with all the liabilities, duties, powers, rights, title, discretion and privileges of its predecessor in the Trust with like effect as if originally named Trustee and shall be deemed appointed pursuant to Section 1123(b)(3)(B) of the Bankruptcy Code to administer and liquidate the Trust Assets for the benefit of the Beneficiary and, in their capacity as creditors of the Trust, the Noteholders. The departing Trustee shall duly assign, transfer and deliver to such successor all property and money held by such departing Trustee hereunder and shall, as directed by the Bankruptcy Court or reasonably requested by such successor, and upon payment of the departing Trustee's lawful charges and disbursements then unpaid, if any, execute and deliver an instrument or instruments conveying and transferring to such successor upon the trust herein expressed, all the liabilities, duties, powers, rights, title, discretion and privileges of such departing Trustee.


                                   ARTICLE X.

                            COLLATERAL AND SECURITY

SECTION 10.1 SECURITY. The due and punctual payment of the principal on the Notes when and as the same shall be due and payable, shall be secured by the Trust Assets, as provided in the Collateral Documents, subject to the Trustee's prior right, title to, interest in and claim upon the Trust Assets pursuant to the lien of the Trustee set forth in Section 8.3.

SECTION 10.2 COLLATERAL AGENT. The Collateral Agent has been appointed by the Noteholders to execute and deliver the Collateral Documents as Collateral Agent pursuant to the Collateral Agency Agreement. The Trust will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses (as to which invoices have been furnished), including the reasonable fees and disbursements of its counsel and any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of the Collateral Agency Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Trust Assets, (iii) the exercise or enforcement of any of the rights of the Collateral Agent thereunder or (iv) the failure by the Trust to perform or observe any of the provisions hereof.

SECTION 10.3 RELEASE OF COLLATERAL. The Trust Assets shall be released from the lien and security interest created by the Collateral Documents (i) at any time or from time to time upon the notice of the Trustee specifying the identity of the Trust Asset to be released; provided, such release is in connection with a sale or transfer which is or will be in accordance with the provisions of this Agreement; and (ii) all remaining Trust Assets upon the payment in full of the Notes. The Collateral Agent shall execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Trust Asset permitted to be released pursuant to this Agreement.

SECTION 10.4 PROTECTION OF THE TRUST ESTATE. Upon prior written notice to the Trust, the Collateral Agent shall have the power to institute and maintain such suits and proceedings as it may deem expedient, to prevent any impairment of the Trust Assets, including at the cost and expense of the Trust and without any direction from, or requirements for consent of or authorization by any Noteholder or Beneficiary to institute proceedings in a court of competent jurisdiction for the obtaining of any authoritative determination regarding whether any proceeds of the sale of any Trust Asset shall be allocated to the Collateral Account (as defined by the Collateral Agency Agreement) or otherwise to make any determination as to the extent to which the Collateral Documents secure any obligations under the Notes, other than any act or omission, including the sale or other disposition or transfer thereof in accordance with this Agreement, under any of the Collateral Documents.

SECTION 10.5 INTERPLEADER. In the event the Trustee or the Trust is threatened to or becomes a party to a litigation or becomes subject to conflicting claims to the Trust Assets by reason hereof, they are hereby authorized to (i) deposit with the clerk of the court in which the litigation is pending any or all Trust Assets (together with, as applicable, any proceeds thereof, or funds, securities, or other property) held by it pursuant hereto and/or (ii) to implead all interested parties in any court of competent jurisdiction and to deposit with the clerk of such court any such Trust Assets (together with, as applicable, any proceeds thereof, or funds, securities, or other property) held by it pursuant hereto, in each case less fees, expenses and advances of the Trust and the Trustee, and any of their agents and employees, and thereupon the Trust and the Trustee shall stand fully relieved and discharged of any further duties hereunder with respect thereto.

SECTION 10.6 AUTHORIZATION OF RECEIPT OF FUNDS BY THE COLLATERAL AGENT UNDER THE COLLATERAL DOCUMENTS. Following the occurrence of and during the continuation of an Event of Default (as defined in the Collateral Documents), the Collateral Agent may exercise in respect of the Trust Assets, in addition to the other rights and remedies provided for herein, in the Collateral Documents or otherwise available to it, all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law, and the Collateral Agent may also upon obtaining possession of the Trust Assets as set forth herein, without notice to the Trustee, except as specified below, sell the Trust Assets or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of their offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Trust acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such a sale were a public sale. The Trust agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Trust of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

SECTION 10.7 TERMINATION OF SECURITY INTEREST. Prior to and as a condition to payment of the final distribution pursuant to Section 5.5, the Collateral Agent shall deliver a certificate to the Trustee stating that upon such distribution, all obligations of the Trust under this Agreement, the Notes and the Collateral Documents have been paid or otherwise discharged in full, and instruct that the liens and/or security interests be released.


                                   ARTICLE XI.

                                   AMENDMENTS

                     Subject to Article IV of this Agreement, and except as otherwise provided in Section 1.4 whenever necessary to carry out the purpose of the Trust, this Agreement may be amended by a written instrument executed by the Trustee and the Beneficiary, provided, that any such amendment shall become effective only with the written consent of the Requisite Noteholders, which consent shall not be unreasonably withheld.

                                  ARTICLE XII.

                            MISCELLANEOUS PROVISIONS

SECTION 12.1 INTENTION OF PARTIES TO ESTABLISH TRUST. It is the intention of the parties hereto that the trust created by this Agreement constitute a "statutory trust" under the Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust. This Agreement is not intended to create a partnership, joint-stock association, a "taxable mortgage pool" or any association taxable as a corporation for federal income tax purposes. The Trustee shall have power and authority and is hereby authorized and empowered to execute and file the Certificate of Trust in the office of the Secretary of State of the State of Delaware. Effective as of the date hereof, the Trustee shall have all the rights, powers and duties set forth herein and in the Statutory Trust Act with respect to accomplishing the purposes of the Trust.

SECTION 12.2 LAWS AS TO CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 12.3 SEVERABILITY. In the event any provision of this Agreement or the application thereof to any person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances or in jurisdictions other than those as to or in which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

SECTION 12.4 NOTICES. Any notice or other communication required or permitted to be made in accordance with this Agreement shall be in writing and shall be deemed to have been sufficiently given, for all purposes, if delivered personally or by telegram or facsimile or other telegraphic means or mailed by first class mail:

                     (i) if to the Trustee, at

                     Wilmington Trust Company
                     Rodney Square North
                     1100 North Market Street
                     Wilmington, Delaware 19890
                     Attn:  Corporate Trust Administration;
                     Facsimile:  302-636-4145

                     with a copy to:

                     Covington & Burling
                     1330 Avenue of the Americas
                     New York, NY  10019
                     Attn: Bruce C. Bennett
                     Facsimile: 212-841-1010
                     (ii)  if to the Beneficiary, at

                     Guilford Mills, Inc.
                     4925 West Market Street
                     Greensboro, NC  27407
                     Attn:  Robert Emken
                     Facsimile:  336-316-4057.

                     (iii) if to the Noteholders, to their respective addresses set forth on Schedule B hereto.

or to such other address or addresses as shall be specified by the applicable party by like notice.

SECTION 12.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 12.6 SALES OF TRUST ASSETS. Any sale or other disposition of the Trust Assets or part thereof by the Trustee or any employee or agent of the Trustee made pursuant to the terms of this Agreement shall bind the Beneficiary and shall be effective to transfer or convey all right, title and interest of the Trustee and the Beneficiary in and to such Trust Assets or part thereof.

SECTION 12.7 HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and do not define or limit any of the terms or provisions hereof.

SECTION 12.8 BENEFICIARY HAS NO OTHER RIGHTS OR PRIVILEGES. The Beneficiary shall not have legal title to any part of the Trust Assets; provided, however, that the Beneficiary has a beneficial interest in the Trust Assets. No transfer by operation of law or otherwise of any right, title or interest of the Beneficiary in and to the Trust Assets or hereunder shall operate to terminate this Agreement or the Trust or the trusts hereunder or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Assets. Except as expressly provided in this Agreement or under applicable law, the Beneficiary shall have no rights or privileges under this Agreement or with respect to the Trust Assets or the Trustee.

                     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers and the Trustee herein has executed this Agreement, as Trustee, effective as of the day and year first above written.



                               GUILFORD MILLS, INC.

                               By: /s/ David H. Taylor
                                   ------------------------------------------
                                   Name:  David H. Taylor
                                   Title: Interim Chief Financial Officer



                               Wilmington Trust Company, as Trustee

                               By: /s/ James D. Nesci
                                   ------------------------------------------
                                   Name:  James D. Nesci
                                   Title: Authorized Signer

                                   SCHEDULE A

                                  TRUST ASSETS

--------------------------- ---------------------------------------- ------------------------------------------------

ASSIGNOR                    COMPANY                                  SHARES ASSIGNED
--------------------------- ---------------------------------------- ------------------------------------------------
Guilford Mills Inc.         Altamira Centro de la Confeccion, S.A.   50,000 common Class A shares of the capital
                            DE C.V. ("Altamira I")                   stock of Altamira I, being 50% of all issued
                                                                     and outstanding stock.

--------------------------- ---------------------------------------- ------------------------------------------------

Guilford Mills Inc.         Altamira Servicios DE Infraestructura,   50,000 common Class A shares of the capital
                            S.A. de C.V. ("Altamira II")             stock of Altamira II, being 50% of all issued
                                                                     and outstanding stock.


--------------------------- ---------------------------------------- ------------------------------------------------

 Guilford Mills Inc.         Guilford de Altamira, S.A. de C.V.       49,999 common shares of the capital stock of
                            ("Guilford I")                           Guilford I.

--------------------------- ---------------------------------------- ------------------------------------------------

Guilford Mills Inc.         Guilford de Tamaulipas, S.A. de C.V.     49,000 common shares of the capital stock of
                            ("Guilford II")                          Guilford II.

--------------------------- ---------------------------------------- ------------------------------------------------

 Guilford Airmont Inc.       Guilford I                               1 common share of the capital stock of
                                                                     Guilford I.
--------------------------- ---------------------------------------- ------------------------------------------------

Guilford Airmont Inc.       Guilford II                              1 common share of the capital stock of
                                                                     Guilford II.
--------------------------- ---------------------------------------- ------------------------------------------------


** TABLE CONTINUED... **

---------------------------  ------------------------------------------------ -----------------------------------------

ASSIGNOR                     SHAREHOLDERS' AGREEMENTS ASSIGNED                PROMISSORY NOTES ASSIGNED
---------------------------  ------------------------------------------------ -----------------------------------------
Guilford Mills Inc.          The Shareholders' Agreement by and between the   N/A
                             Company and Cone Mills (Mexico), S.A. DE C.V.
                             dated as of April 29, 1999 in regards to
                             Altamira Centro de la Confeccion, S.A. DE C.V.
---------------------------  ------------------------------------------------ -----------------------------------------

Guilford Mills Inc.          The Shareholders' Agreement by and between the   Promissory notes issued by Altamira II
                             Company and Cone Mills (Mexico), S.A. DE C.V.    for the benefit of the Company in the
                             dated as of April 29, 1999 in regards to         principal amount of $9,615,717
                             Altamira Servicios de Infraestructura, S.A. DE
                             C.V.
---------------------------  ------------------------------------------------ -----------------------------------------

 Guilford Mills Inc.         N/A                                              Promissory notes issued by Guilford I
                                                                              for the benefit of the Company in the
                                                                              principal amount of $7,217,769
---------------------------  ------------------------------------------------ -----------------------------------------

Guilford Mills Inc.          N/A                                              Promissory notes issued by Guilford II
                                                                              for the benefit of the Company in the
                                                                              principal amount of $46,450,143
---------------------------  ------------------------------------------------ -----------------------------------------

 Guilford Airmont Inc.       N/A                                              N/A

---------------------------  ------------------------------------------------ -----------------------------------------

Guilford Airmont Inc.        N/A                                              N/A

---------------------------  ------------------------------------------------ -----------------------------------------


** TABLE COMPLETE **

                                   SCHEDULE B

                                   NOTEHOLDERS

                            NAME AND ADDRESS OF NOTEHOLDER

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

          All communications to:

           The Prudential Insurance Company of America
           c/o Prudential Capital Group
           Corporate and Project Workouts
           Four Gateway Center - 7th Floor
           100 Mulberry Street
           Newark, NJ  07102
           Attention:  Managing Director
           Telephone:  973-802-9819
           Telecopier:  973-802-2333

           Tax Identification No.: 22-1211670


                            NAME AND ADDRESS OF NOTEHOLDER

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

          All communications:

           The Prudential Insurance Company of America
           c/o Prudential Capital Group
           Corporate and Project Workouts
           Four Gateway Center - 7th Floor
           100 Mulberry Street
           Newark, NJ  07102
           Attention:  Managing Director
           Telephone:  973-802-9819
           Telecopier:  973-802-2333
           Tax Identification No.: 22-1211670


                            NAME AND ADDRESS OF NOTEHOLDERS

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

.. All other communications:

           Massachusetts Mutual Life Insurance Company
           c/o David L. Babson & Company Inc.
           1500 Main Street
           Suite 2800
           Springfield, Massachusetts 01115
           Attention:    Securities Investment Division
           Telecopier:  413-226-2688
           Telephone: 413-226-1059

.. Tax Identification No. 04-1590850


                            NAME AND ADDRESS OF NOTEHOLDERS

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
.. All other communications:

           Massachusetts Mutual Life Insurance Company
           c/o David L. Babson & Company Inc.
           1500 Main Street
           Suite 2800
           Springfield, Massachusetts 01115
           Attention:  Securities Investment Division
           Telecopier:  413-226-2688
           Telephone: 413-226-1059

.. Tax Identification No. 04-1590850


                            NAME AND ADDRESS OF NOTEHOLDERS

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
.. All notices of payments and written confirmation of such wire transfers:

           Massachusetts Mutual Life Insurance Company
           c/o David L. Babson & Company Inc.
           1500 Main Street
           Suite 2800
           Springfield, Massachusetts 01115
           Attention:  Securities Investment Division
           Telecopier:  413-226-2688
           Telephone: 413-226-1059

.. All other communications:

           Massachusetts Mutual Life Insurance Company
           c/o David L. Babson & Company Inc.
           1500 Main Street
           Suite 2800
           Springfield, Massachusetts 01115
           Attention:  Securities Investment Division
           Telecopier:  413-226-2688
           Telephone: 413-226-1059

.. Tax Identification No. 04-1590850


                            NAME AND ADDRESS OF NOTEHOLDERS

C.M. LIFE INSURANCE COMPANY . All communications:

           C.M. Life Insurance Company
           c/o David L. Babson & Company Inc.
           1500 Main Street
           Suite 2800
           Springfield, Massachusetts 01115
           Attention:  Steven J. Katz
           Telecopier:  413-226-2688
           Telephone:  413-226-1059

.. Tax Identification No. 06-1041383


                            NAME AND ADDRESS OF NOTEHOLDERS

PW WILLOW FUND LLC

.. All communications to both of the following addresses:

Custody Address:     PFPC
                     C/O Grace Regan
                     8800 Tinicum Blvd.
                     3rd Floor Suite 200
                     Philadelphia, PA 19153
                     Attention:  Grace Regan
                     Telephone:   215-749-4472
                     Telecopier:   215-749-3965

Business Address:    Bond Street Capital
                     700 Palisade Avenue
                     Englewood Cliffs, New Jersey 07632
                     Attention:  Sam Kim / Joel Yarkony
                     Telephone:   201-567-5050
                     Telecopier:   201-567-5055

.. Tax Identification No.: 13-4101846


                            NAME AND ADDRESS OF NOTEHOLDER

WACHOVIA BANK, NATIONAL ASSOCIATION


.. All communications to:

             301 South College Street; NC0537
           Charlotte, NC  28288
           Attention: Colleen McCullum
                           Telecopier: (704) 383-6249

.. Tax Identification No.: 221147033


                            NAME AND ADDRESS OF NOTEHOLDER

BANK ONE, NA

.. All communications:

           Bank One, N.A.
           Fourth Floor
           1717 Main Street
           Dallas, TX 75201
           Attention: C. Dianne Wooley
           Telecopier: (214) 290-2740

.. Tax Identification No.: 36-0899825

                            NAME AND ADDRESS OF NOTEHOLDERS

CARL MARKS STRATEGIC INVESTMENTS, L.P.

.. All communications:

          Carl Marks Strategic Investments, L.P.
          135 East 57th Street - 27th Floor
          New York, NY 10022
          Attn: James F. Wilson
          Telephone: 212-909-8451
          Fax: 212-980-2631

.. Tax Identification No.: 13-3385255


                            NAME AND ADDRESS OF NOTEHOLDERS

CARL MARKS STRATEGIC INVESTMENTS III, L.P.

.. All communications:

          Carl Marks Strategic Investments III, L.P.
          135 East 57th Street - 27th Floor
          New York, NY 10022
          Attn: James F. Wilson
          Telephone: 212-909-8451
          Telecopier: 212-980-2631

.. Tax Identification No.: 13-4189812


                            NAME AND ADDRESS OF NOTEHOLDERS

GENERAL ELECTRIC CAPITAL CORPORATION

.. All communications:

           General Electric Capital Corporation
           c/o Bank Loan Group
           6 High Ridge Park 6C
           Stamford, CT 06297
           Attention:  Patrick Flynn
           Telecopier: (203) 316-7978
           Email: patrick.flynn@gecapital.com

.. Tax Identification No.: 13-1500700

                            NAME AND ADDRESS OF NOTEHOLDER

WACHOVIA BANK, NATIONAL ASSOCIATION


.. All communications to:

           201 South College Street
           Charlotte, NC  28288
           Attention: Colleen McCullum
           Telecopier: (704) 383-6249

.. Tax Identification No.: 221147033


                            NAME AND ADDRESS OF NOTEHOLDER

BANK ONE, N.A.

.. All communications:

           Bank One, N.A.
           Fourth Floor
           1717 Main Street
           Dallas, TX 75201
           Attention:  C. Dianne Wooley
           Telecopier: (214) 290-2740

.. Tax Identification No.: ___________________


                            NAME AND ADDRESS OF NOTEHOLDER

CARL MARKS STRATEGIC INVESTMENTS, L.P.

.. All communications:

          Carl Marks Strategic Investments, L.P.
          135 East 57th Street - 27th Floor
          New York, NY 10022
          Attn: James F. Wilson
          Telephone: 212-909-8451
          Fax: 212-980-2631

.. Tax Identification No.: 13-3385255


                            NAME AND ADDRESS OF NOTEHOLDER

CARL MARKS STRATEGIC INVESTMENTS III, L.P.

.. All communications:

          Carl Marks Strategic Investments III, L.P.
          135 East 57th Street - 27th Floor
          New York, NY 10022
          Attn: James F. Wilson
          Telephone: 212-909-8451
          Telecopier: 212-980-2631

.. Tax Identification No.: 13-4189812


                            NAME AND ADDRESS OF NOTEHOLDER

 GENERAL ELECTRIC CAPITAL CORPORATION

.. All communications:

           General Electric Capital Corporation
           c/o Bank Loan Group
           6 High Ridge Park 6C
           Stamford, CT 06297
           Attention:  Patrick Flynn
           Telecopier: (203) 316-7978
           Email: patrick.flynn@gecapital.com

.. Tax Identification No.: 13-1500700

                                   SCHEDULE C

                              TRUSTEE COMPENSATION

                     Charges for any services not specifically covered in this schedule will be billed commensurate with the services rendered. This schedule reflects charges that are now in effect for Wilmington Trust Company's normal and regular services and are subject to modification where unusual conditions or requirements prevail, and does not include counsel fees or expenses and disbursements, which will be billed at cost. The fees of Wilmington Trust Company's counsel shall be due and payable whether or not the transaction closes.

                     Initial Charge:                                  $ 5,000.00

                     Covers the acceptance of a Trust created or modified by an Indenture or Resolution ("Instrument"). These charges include unlimited use of E-Room collaberative, encripted documentation cybervault for drafting and facilitation of agreements and reports, a complete study of drafts of Instruments and all supporting documents in connection therewith, conferences until a final Instrument is agreed upon and execution of the final Instrument.

                     Annual Administration Charges:                   $25,000.00

                     Covers all normal administration functions as Trustee for the assets pledged to the Trust as contemplated in the Trust agreement including the maintenance of administrative records, duties in connection with the security and fiduciary provisions of the Instrument, holding of and subsequent liquidation and distributions of collateral, preparation of unaudited financial statements, administration of and distributions from Reserve Account and the consideration and decision with respect to various normal administrative questions. The Trustee reserves the right to determine which services may be considered "normal". Accounting services will be provided and charged on an hourly and as needed basis.

                     Transaction Fees ( if applicable):

                     a. Purchase, sale, withdrawal, maturities, calls, and puts
                        of domestic securities                                                   $15.00

                     b. Physical delivery of domestic securities                                 $50.00

                     c. Purchase of Eurodollar certificate of deposit                            $65.00

                     d. Principal amortizing securities (per pool/per month)                     $10.00

                     e. Wire Transfer Charges Outgoing $25.00

                                                                                      Incoming   $10.00

                      Out of Pocket Expenses:                                            Billed at cost

                                    EXHIBIT A

                                  FORM OF NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNLESS IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE MAKER, (I) REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER, (II) FOLLOWING SUCH OFFER, SALE OR TRANSFER, THIS NOTE REMAINS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND (III) AS A RESULT OF SUCH OFFER, SALE OR TRANSFER, THE TRUST AGREEMENT (AS DEFINED BELOW) WILL NOT BE REQUIRED TO BE QUALIFIED UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED.

                                 PROMISSORY NOTE

AMOUNT:  ___________                                    DATE: OCTOBER ___, 2002

                     FOR VALUE RECEIVED, the undersigned, ALTAMIRA TRUST, a statutory trust organized under the Delaware Statutory Trust Act, 12 Del. C 3801, et seq., (the "Maker"), promises to pay to the order of __________, or its successors and assigns (the "Holder"), on _________, 2005 (the "Maturity Date"), the principal amount of _____________ ($__________), as such principal amount shall increase pursuant to Section 1 below, in lawful money of the United States of America and in immediately available funds, together with accrued and unpaid interest on the entire unpaid principal amount of this Note at the rate set forth in Section 1 below, as such amount may be decreased by prepayments made pursuant to Section 3 below, in accordance with the provisions of this Note.

This Note is one of a series of Notes (collectively, the "Notes") of like tenor issued under the Altamira Trust Agreement and Declaration of Trust dated as of October 1, 2002 between Guilford Mills, Inc. and Wilmington Trust Company, as trustee (the "Trust Agreement"). By acceptance of this Note, the Holder hereby agrees that each of the Notes issued pursuant to the Trust Agreement shall rank equally and ratably without priority over one another, and the Maker agrees that none of the Notes shall be paid, in whole or in part, unless an equivalent, pro rata payment is made with respect to all other Notes in accordance with the terms thereof, except as may otherwise be ordered by a court of law in a bankruptcy or insolvency proceeding with respect to the Maker.

                     1. Interest. Interest will accrue on the unpaid principal amount of this Note during the period from and including the date hereof to (but excluding) the date this Note is paid at a rate per annum equal to 10%. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30 day months, shall accrue during each calendar quarter (or portion thereof) and shall be deferred, without any further action by the Maker or the Holder, and added to the principal of this Note on the first day of each succeeding calendar quarter, and shall thereafter bear interest at the rate applicable to the principal amount outstanding under this Note.

                     2. Payments. If any payment date falls on a day which is not a business day (which for purpose of this Note means any day other than a Saturday, Sunday or a day on which commercial banks are authorized to be closed in New York, New York or the State of Delaware), such payment shall be made on the next succeeding day which is a business day.

                     3. Prepayments. The Maker shall prepay the outstanding principal amount of this Note as and when required by the terms of Section 5.4 of the Trust Agreement.

                     4. Proceedings. The entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, shall be due and payable in full upon the occurrence of any of the following (a "Proceeding"):

                     (a) the Maker shall commence a voluntary case concerning itself under Title 11 of the United States Code, entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or

                     (b) an involuntary case under the Bankruptcy Code is commenced against the Maker and the petition is not dismissed within sixty (60) days after commencement of such case; or

                     (c) the Maker commences any other case or proceeding concerning itself under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation or similar law of any jurisdiction, whether now or hereafter in effect; or

                     (d) there is commenced against the Maker any such case or proceeding that remains undismissed for a period of sixty (60) days; or

                     (e) any order for relief or other order approving any such case or proceeding referred to above is entered; or

                     (f) a custodian (as defined in the Bankruptcy Code) or the like is appointed for, or takes charge of, all or any substantial part of the property of the Maker, and the custodian shall continue undischarged or unstayed for a period of sixty (60) days; or

                     (g) the Maker is adjudicated insolvent or bankrupt; or

                     (h) the Maker makes a general assignment for the benefit of creditors; or

                     (i) the Maker shall fail to pay, shall state that it is unable to pay or shall be unable to pay its debts generally as they become due; or

                     (j) the Maker shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or

                     (k) the Maker shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or

                     (l) the termination of the Trust in accordance with Article 4 of the Trust Agreement; or

                     (m) the Maker shall fail to make a payment of this Note as required under Section 5.4 of the Trust Agreement or otherwise within 10 days after such payment became due; or

                     (n) any action shall be taken by the Maker for the purpose of authorizing or effecting any of the foregoing.

                     5. Presentment for Payment. Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by the Maker and all other parties hereto.

                     6. Conformity to Applicable Laws. It is the intention of the Maker and the Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the loans evidenced hereby, demand for repayment of the unpaid balance of the indebtedness evidenced hereby or otherwise, shall the interest and loan charges agreed to be paid to the Holder for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible pursuant to applicable law. The Maker and the Holder have agreed that:

                     (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid in respect of the indebtedness evidenced hereby shall exceed the maximum amount collectible under such applicable law, then, in that event, and notwithstanding anything to the contrary in this Note
(i) the aggregate of all consideration that constitutes interest or loan charges under applicable law that is contracted for, taken, reserved, charged or received under this Note or otherwise in connection with the indebtedness evidenced hereby under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess shall be credited by the Holder on the principal amount of the indebtedness evidenced hereby (or, to the extent the principal amount outstanding hereunder has been or thereby would be paid in full, refunded to the Maker), and (ii) notwithstanding any demand for repayment of the indebtedness evidenced hereby, the consideration that constitutes interest or loan charges under the applicable law may never include more than the maximum amounts allowed by such applicable law, and any excess interest or loan charges provided for herein or otherwise shall be canceled automatically as of the date of such payment and, if theretofore paid, shall be credited by the Holder on the principal amount of the indebtedness evidenced hereby (or, to the extent the principal amount of the indebtedness evidenced hereby has been or thereby would be paid in full, refunded by the Holder to the Maker);

                     (b) all sums paid or agreed to be paid to the Holder for the use, forbearance or detention of sums due under this Note shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the indebtedness evidenced hereby until payment in full so that the rate or amount of interest and loan charges on account of the indebtedness evidenced hereby will not exceed any applicable legal limitation; and

                     (c) the right to demand repayment of the indebtedness evidenced hereby does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Holder does not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

                     7. Security. This Note is entitled to the benefits of the security interests, mortgages and liens on the Trust Assets described in the Trust Agreement and Collateral Documents. The only liability under such Collateral Documents will be limited to the Trust Assets. No personal liability shall attach to the Trustee, its employees or agents, by reason of the Trust entering into any such Collateral Document or for any obligations or liabilities of the Trust under the Collateral Documents or in connection with the transactions contemplated thereby, and any such obligations or liabilities of the Trust shall be satisfied in all events (including without limitation the exhaustion of the Trust Assets or the termination or dissolution of the Trust) exclusively out of the assets of the Trust.

                     8. Assignment. This Note may be assigned in whole or in part by the Holder to any Person reasonably acceptable to the Maker but such assignment shall only be effective upon receipt by Maker of written notice thereof and subject to the condition contained in the legend on the Note.

                     9. Governing Law. This Note has been executed and delivered in the State of Delaware, and shall be construed and enforced in accordance with the laws of said state.

                     10. No Personal Liability of Trustee. The Trustee shall have no personal liability for any obligations or liabilities of the Trust under this Note or in connection with the transactions contemplated hereby, and any such obligations or liabilities of the Trust shall be satisfied in all events (including, without limitation, the exhaustion of the Trust Assets or the termination or dissolution of the Trust) exclusively out of the assets of the Trust.

                     11. Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE MAKER, AND BY ITS ACCEPTANCE HEREOF, THE HOLDER, HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY MATTER ARISING HEREUNDER OR IN CONNECTION HEREWITH.

                     12. Waiver of Conflict. The Holder, on behalf of itself, its heirs, executors, administrators, successors and assigns, waives any right it may have to object on conflict of interest grounds to the responsibilities and obligations of the Trust and the Trustee to the Beneficiary or any other Noteholder with respect to the Trust Agreement and the Notes, whether set forth herein or therein or required by law.

                                    * * * * *

           IN WITNESS WHEREOF, the Maker has executed and delivered this Note as of the date first above written.



                            ALTAMIRA TRUST

                            By: Wilmington Trust Company, not in its individual
                                capacity but solely as Trustee

                                By: ___________________________
                                    Name:
                                    Title: